UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2006

CPAC, Inc.

(Exact name of registrant as specified in its charter)

New York	000-09600	16-0961040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2364 Leicester Road, P.O. Box 175, Leicester, New York	14481
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (585) 382-3223

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 26, 2006, the Company issued a press release announcing the execution of a Merger Agreement by and among the Company, Buckingham CPAC, Inc, and Buckingham CPAC Acquisition Corp, regarding a proposed merger (the "Merger") of Buckingham CPAC Acquisition Corp. with and into the Company, with the Company surviving the Merger as a wholly-owned subsidiary of Buckingham CPAC, Inc. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Important Information for Investors and Shareholders

The Company intends to file a proxy statement with the Securities and Exchange Commission (the "SEC") in connection with the proposed Merger. Investors and shareholders of the Company are urged to read the proxy statement when it becomes available as well as all other relevant documents filed by the Company with the SEC because they will contain important information about the proposed Merger and the parties thereto. Investors and shareholders may obtain these documents free of charge when they are filed with the SEC, at the website maintained by the SEC at www.sec.gov. The proxy statement and such other documents may also be obtained for free from the Company by directing such request to CPAC, Inc., Investor Relations, 2364 Leicester Road, P.O. Box 175, Leicester, NY 14481. Telephone: (585) 382-2339. The final proxy statement will be mailed to shareholders of the Company.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed Merger. Information concerning the interests of these participants in the solicitation, which may be different than those of the Company's shareholders generally, is set forth in the Company's proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and will be set forth in the proxy statement relating to the Merger when it becomes available.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

              Exhibit No.                   Description

              99.1                               Press Release issued by CPAC, Inc. on
                                                    December 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPAC, INC.

/s/ Thomas N. Hendrickson
Date: December 26, 2006	By:	Thomas N. Hendrickson President and Chief Executive Officer